UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                         SENIOR HOUSING PROPERTIES TRUST
               (Exact name of registrant as specified in charter)

       Maryland                    001-15319                    04-3445278
(State of organization)    (Commission file number)         (I.R.S. Employer
                                                         Identification Number)


                 400 Centre Street, Newton, Massachusetts 02458
          (Address of principal executive offices, including zip code)


                                  617-796-8350
                     (Telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

         Senior Housing Properties Trust (the "Company") hereby furnishes the following Exhibit.

        99.1      Press release dated February 10, 2004.


Item 12.  Results of Operations and Financial Condition.

         On February 10, 2004, the Company issued a press release setting forth the Company's results of operations and financial condition for the quarter and year ended December 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SENIOR HOUSING PROPERTIES TRUST

                                 By:  /s/ David J. Hegarty
                                      -----------------------------------
                                      David J. Hegarty
                                      President, Chief Operating Officer
                                         and Secretary

Date: February 11, 2004